UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
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S&W SEED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on December 16, 2020, for S&W Seed Company This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/SANW. To submit your proxy while visiting this site, you will need the control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before December 3, 2020. For a Convenient Way to View Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/SANWProxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/SANW You must use the control number located in the shaded gray box below. TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES S&W Seed Company Notice of Annual Meeting Date: Wednesday, December 16, 2020 Time: 2:30 P.M. (Mountain Time) Place: Annual Meeting to be held virtually via live webcast - please visit www.proxydocs.com/SANW for more details. TO VIRTUALLY ATTEND the Annual Meeting, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Monday, December 14, 2020 at 5:00 p.m. (Eastern Time). The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. The Board of Directors recommends that you vote “FOR” the following. 1. Election of Directors Nominees 01 David A. Fischhoff 03 Consuelo E. Madere 05 Charles (Chip) B. Seidler 07 Alan D. Willits 02 Mark J. Harvey 04 Alexander C. Matina 06 Robert D. Straus 08 Mark W. Wong 2. Ratification of the selection of Crowe LLP as independent registered public accounting firm of the Company for its fiscal year ending June 30, 2021. 3. Approval of an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 75,000,000 shares. 4. Approval of an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares. 5. Approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.